SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[x]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to section 240.14a-11(c) or section
       240.14a-12

                           THE EASTERN COMPANY
 ...............................................................................
           (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]    $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)    Title of each class of securities to which transaction applies:

    2)    Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)    Proposed maximum aggregate value of transaction:

    5)    Total fee paid:

   [X]    Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


    1)    Amount Previously Paid:

          .....................................................................

    2)    Form, Schedule or Registration Statement No.:

          .....................................................................

    3)    Filing Party:

          .....................................................................

    4)    Date Filed:

          .....................................................................

 .Return Address
PROXYGRAM SERVICES
500 EIGHT AVENUE
NEW YORK, NY  10018
 .Text
CONFIDENTIAL IDENTIFICATION NUMBER:  CIN
(Your identification number is confidential. It is to assure the operator of your identity.)

Dear Fellow Shareholder:

     The Annual Meeting, scheduled for March 26, 1997, is now only a few days away. This Meeting could be crucial to the future value of your investment. Since time is short and your vote is important, we have established a way to vote by a toll-free telephone call.
Please follow the simple instructions at the end of this letter.

 THE EASTERN TURNAROUND IS REAL.  PRESERVE YOUR RIGHT TO SHARE IN IT
                BY VOTING FOR MANAGEMENT'S NOMINEES.

     The turnaround at Eastern is continuing. In addition to the other positive news we have previously told you about, preliminary figures show that so far we are ahead of our 1997 targets. Also, we have recently secured over $2 million in brand new contracts and orders.

    DIRECTORS AND OFFICERS HAVE DEMONSTRATED THEIR CONFIDENCE IN
            EASTERN'S FUTURE BY INVESTING THEIR OWN MONEY

     Your board and the executive officers currently own more than 11% of Eastern's stock. IN FACT, they have purchased more than 44,000 shares just since the beginning of the year. Do not be misled by Dyson. These actions speak for themselves. Management's interests lie in a successful future for the Company and the maximization of value for ALL shareholders.

     DYSON AND HIS NOMINEES HAVE A VESTED INTEREST IN BUYING THE
               COMPANY AT THE CHEAPEST POSSIBLE PRICE

     Remember, Dyson and his affiliates have not withdrawn their hostile offer. Do not give them the chance to pursue their vested interest in buying Eastern at the cheapest possible price by electing them to your Board.

     FOR ALL THESE REASONS, VOTE FOR MANAGEMENT'S NOMINEES WITH A
SIMPLE, TOLL-FREE TELEPHONE CALL.

     EVEN IF YOU HAVE ALREADY VOTED FOR DYSON'S NOMINEES, THERE IS STILL TIME TO CHANGE YOUR MIND. JUST FOLLOW THE INSTRUCTIONS BELOW.

                              On behalf of the Board of Directors,

                              Stedman G. Sweet
                              President and Chief Executive Officer
                              THE EASTERN COMPANY

  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                 ARE AVAILABLE TO ASSIST YOU NOW!!!

                            INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4051, The Eastern Company.

3.  State your name, address and telephone number.

4. State your confidential identification number and number of shares as shown below:

    CONFIDENTIAL IDENTIFICATION NUMBER:  CIN

    NUMBER OF SHARES:  NumShares

If you need assistance in voting, call our solicitor, Georgeson &
Company Inc. at 1-800-223-2064.


                         THE EASTERN COMPANY
               112 Bridge Street, Naugatuck, CT  06770

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints John W. Everets, Charles W. Henry and Leonard F. Leganza, or any one or more of them, true and lawful attorneys and agents, with power of substitution for the undersigned in his name, place and stead, to vote at the Annual Meeting of Stockholders of The Eastern Company on March 26, 1997 and any adjournments thereof, all shares of common stock of said Company which the undersigned would be entitled to vote, if then personally present, as specified below on proposals 1 through 4 and in their discretion on all other matters coming before the meeting.

This proxy will be voted as directed by the stockholder but if no choice is specified, it will be voted FOR proposals 1, 2 and 3 and AGAINST proposal 4.


 The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.  Election of directors for 3-year terms:

    Nominees:  O. Imset, S. Sweet, D. Tuttle III

    (  ) FOR ALL NOMINEES          (  ) WITHHELD FROM ALL NOMINEES

    INSTRUCTIONS: (To withhold authority to vote for any nominee(s), give that nominee(s) name to the operator.)

2.  Approval of the appointment of auditors (Ernst & Young LLP).

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

3.  Adoption of the Eastern Company Directors Fee Program.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN


    The Board of Directors recommends a vote AGAINST proposal 4.

4. Stockholder proposal regarding a non-binding recommendation to sell the Company.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

 .Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
 .Text

Dear Fellow Shareholder:

     The Annual Meeting, scheduled for March 26, 1997, is now only a few days away. This Meeting could be crucial to the future value of your investment. Since time is short and your vote is important, we have established a way to vote by a toll-free telephone call.
Please follow the simple instructions at the end of this letter.

 THE EASTERN TURNAROUND IS REAL.  PRESERVE YOUR RIGHT TO SHARE IN IT
                BY VOTING FOR MANAGEMENT'S NOMINEES.

     The turnaround at Eastern is continuing. In addition to the other positive news we have previously told you about, preliminary figures show that so far we are ahead of our 1997 targets. Also, we have recently secured over $2 million in brand new contracts and orders.

    DIRECTORS AND OFFICERS HAVE DEMONSTRATED THEIR CONFIDENCE IN
            EASTERN'S FUTURE BY INVESTING THEIR OWN MONEY

     Your board and the executive officers currently own more than 11% of Eastern's stock. IN FACT, they have purchased more than 44,000 shares just since the beginning of the year. Do not be misled by Dyson. These actions speak for themselves. Management's interests lie in a successful future for the Company and the maximization of value for ALL shareholders.

     DYSON AND HIS NOMINEES HAVE A VESTED INTEREST IN BUYING THE
               COMPANY AT THE CHEAPEST POSSIBLE PRICE

     Remember, Dyson and his affiliates have not withdrawn their hostile offer. Do not give them the chance to pursue their vested interest in buying Eastern at the cheapest possible price by electing them to your Board.

     FOR ALL THESE REASONS, VOTE FOR MANAGEMENT'S NOMINEES WITH A
SIMPLE, TOLL-FREE TELEPHONE CALL.

     EVEN IF YOU HAVE ALREADY VOTED FOR DYSON'S NOMINEES, THERE IS STILL TIME TO CHANGE YOUR MIND. JUST FOLLOW THE INSTRUCTIONS BELOW.

                              On behalf of the Board of Directors,

                              Stedman G. Sweet
                              President and Chief Executive Officer
                              THE EASTERN COMPANY


  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                 ARE AVAILABLE TO ASSIST YOU NOW!!!

                            INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4052, The Eastern Company.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              NA.1
                   Broker:            Broker
                   Control number:    ControlNum
                   Number of shares:  NumShares

If you need assistance in voting, call our solicitor, Georgeson &
Company Inc. at 1-800-223-2064.


                         THE EASTERN COMPANY
               112 Bridge Street, Naugatuck, CT  06770

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints John W. Everets, Charles W. Henry and Leonard F. Leganza, or any one or more of them, true and lawful attorneys and agents, with power of substitution for the undersigned in his name, place and stead, to vote at the Annual Meeting of Stockholders of The Eastern Company on March 26, 1997 and any adjournments thereof, all shares of common stock of said Company which the undersigned would be entitled to vote, if then personally present, as specified below on proposals 1 through 4 and in their discretion on all other matters coming before the meeting.

This proxy will be voted as directed by the stockholder but if no choice is specified, it will be voted FOR proposals 1, 2 and 3 and AGAINST proposal 4.


 The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.  Election of directors for 3-year terms:

    Nominees:  O. Imset, S. Sweet, D. Tuttle III

    (  ) FOR ALL NOMINEES          (  ) WITHHELD FROM ALL NOMINEES

    INSTRUCTIONS: (To withhold authority to vote for any nominee(s), give that nominee(s) name to the operator.)

2.  Approval of the appointment of auditors (Ernst & Young LLP).

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

3.  Adoption of the Eastern Company Directors Fee Program.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN


    The Board of Directors recommends a vote AGAINST proposal 4.

4. Stockholder proposal regarding a non-binding recommendation to sell the Company.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

 .Return Address
111 EIGHTH AVENUE
4TH FLOOR
NEW YORK, NY  10011
 .Text

Dear Fellow Shareholder:

     The Annual Meeting, scheduled for March 26, 1997, is now only a few days away. This Meeting could be crucial to the future value of your investment. Since time is short and your vote is important, we have established a way to vote by a toll-free telephone call.
Please follow the simple instructions at the end of this letter.

 THE EASTERN TURNAROUND IS REAL.  PRESERVE YOUR RIGHT TO SHARE IN IT
                BY VOTING FOR MANAGEMENT'S NOMINEES.

     The turnaround at Eastern is continuing. In addition to the other positive news we have previously told you about, preliminary figures show that so far we are ahead of our 1997 targets. Also, we have recently secured over $2 million in brand new contracts and orders.

    DIRECTORS AND OFFICERS HAVE DEMONSTRATED THEIR CONFIDENCE IN
            EASTERN'S FUTURE BY INVESTING THEIR OWN MONEY

     Your board and the executive officers currently own more than 11% of Eastern's stock. IN FACT, they have purchased more than 44,000 shares just since the beginning of the year. Do not be misled by Dyson. These actions speak for themselves. Management's interests lie in a successful future for the Company and the maximization of value for ALL shareholders.

     DYSON AND HIS NOMINEES HAVE A VESTED INTEREST IN BUYING THE
               COMPANY AT THE CHEAPEST POSSIBLE PRICE

     Remember, Dyson and his affiliates have not withdrawn their hostile offer. Do not give them the chance to pursue their vested interest in buying Eastern at the cheapest possible price by electing them to your Board.

     FOR ALL THESE REASONS, VOTE FOR MANAGEMENT'S NOMINEES WITH A
SIMPLE, TOLL-FREE TELEPHONE CALL.

     EVEN IF YOU HAVE ALREADY VOTED FOR DYSON'S NOMINEES, THERE IS STILL TIME TO CHANGE YOUR MIND. JUST FOLLOW THE INSTRUCTIONS BELOW.

                              On behalf of the Board of Directors,

                              Stedman G. Sweet
                              President and Chief Executive Officer
                              THE EASTERN COMPANY


  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                 ARE AVAILABLE TO ASSIST YOU NOW!!!

                            INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4053, The Eastern Company.

3.  State your name, address and telephone number.

4. State your confidential account number and number of shares as shown below:

          Confidential Account Number:  AcctNum
          Number of shares:             NumShares

If you need assistance in voting, call our solicitor, Georgeson &
Company Inc. at 1-800-223-2064.


                         THE EASTERN COMPANY
               112 Bridge Street, Naugatuck, CT  06770

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints John W. Everets, Charles W. Henry and Leonard F. Leganza, or any one or more of them, true and lawful attorneys and agents, with power of substitution for the undersigned in his name, place and stead, to vote at the Annual Meeting of Stockholders of The Eastern Company on March 26, 1997 and any adjournments thereof, all shares of common stock of said Company which the undersigned would be entitled to vote, if then personally present, as specified below on proposals 1 through 4 and in their discretion on all other matters coming before the meeting.

This proxy will be voted as directed by the stockholder but if no choice is specified, it will be voted FOR proposals 1, 2 and 3 and AGAINST proposal 4.


 The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.  Election of directors for 3-year terms:

    Nominees:  O. Imset, S. Sweet, D. Tuttle III

    (  ) FOR ALL NOMINEES          (  ) WITHHELD FROM ALL NOMINEES

    INSTRUCTIONS: (To withhold authority to vote for any nominee(s), give that nominee(s) name to the operator.)

2.  Approval of the appointment of auditors (Ernst & Young LLP).

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

3.  Adoption of the Eastern Company Directors Fee Program.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN


    The Board of Directors recommends a vote AGAINST proposal 4.

4. Stockholder proposal regarding a non-binding recommendation to sell the Company.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

 .Return Address
PROXY SERVICES
1000 HARBOR BLVD.
WEEHAWKEN, NJ  07087
 .Text

Dear Fellow Shareholder:

     The Annual Meeting, scheduled for March 26, 1997, is now only a few days away. This Meeting could be crucial to the future value of your investment. Since time is short and your vote is important, we have established a way to vote by a toll-free telephone call.
Please follow the simple instructions at the end of this letter.

 THE EASTERN TURNAROUND IS REAL.  PRESERVE YOUR RIGHT TO SHARE IN IT
                BY VOTING FOR MANAGEMENT'S NOMINEES.

     The turnaround at Eastern is continuing. In addition to the other positive news we have previously told you about, preliminary figures show that so far we are ahead of our 1997 targets. Also, we have recently secured over $2 million in brand new contracts and orders.

    DIRECTORS AND OFFICERS HAVE DEMONSTRATED THEIR CONFIDENCE IN
            EASTERN'S FUTURE BY INVESTING THEIR OWN MONEY

     Your board and the executive officers currently own more than 11% of Eastern's stock. IN FACT, they have purchased more than 44,000 shares just since the beginning of the year. Do not be misled by Dyson. These actions speak for themselves. Management's interests lie in a successful future for the Company and the maximization of value for ALL shareholders.

     DYSON AND HIS NOMINEES HAVE A VESTED INTEREST IN BUYING THE
               COMPANY AT THE CHEAPEST POSSIBLE PRICE

     Remember, Dyson and his affiliates have not withdrawn their hostile offer. Do not give them the chance to pursue their vested interest in buying Eastern at the cheapest possible price by electing them to your Board.

     FOR ALL THESE REASONS, VOTE FOR MANAGEMENT'S NOMINEES WITH A
SIMPLE, TOLL-FREE TELEPHONE CALL.

     EVEN IF YOU HAVE ALREADY VOTED FOR DYSON'S NOMINEES, THERE IS STILL TIME TO CHANGE YOUR MIND. JUST FOLLOW THE INSTRUCTIONS BELOW.

                              On behalf of the Board of Directors,

                              Stedman G. Sweet
                              President and Chief Executive Officer
                              THE EASTERN COMPANY


  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                 ARE AVAILABLE TO ASSIST YOU NOW!!!

                            INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4054, The Eastern Company.

3.  State your name, address and telephone number.

4. State your confidential account number and number of shares as shown below:

          Confidential Account Number:  AcctNum
          Number of shares:             NumShares

If you need assistance in voting, call our solicitor, Georgeson &
Company Inc. at 1-800-223-2064.


                         THE EASTERN COMPANY
               112 Bridge Street, Naugatuck, CT  06770

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints John W. Everets, Charles W. Henry and Leonard F. Leganza, or any one or more of them, true and lawful attorneys and agents, with power of substitution for the undersigned in his name, place and stead, to vote at the Annual Meeting of Stockholders of The Eastern Company on March 26, 1997 and any adjournments thereof, all shares of common stock of said Company which the undersigned would be entitled to vote, if then personally present, as specified below on proposals 1 through 4 and in their discretion on all other matters coming before the meeting.

This proxy will be voted as directed by the stockholder but if no choice is specified, it will be voted FOR proposals 1, 2 and 3 and AGAINST proposal 4.


 The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.  Election of directors for 3-year terms:

    Nominees:  O. Imset, S. Sweet, D. Tuttle III

    (  ) FOR ALL NOMINEES          (  ) WITHHELD FROM ALL NOMINEES

    INSTRUCTIONS: (To withhold authority to vote for any nominee(s), give that nominee(s) name to the operator.)

2.  Approval of the appointment of auditors (Ernst & Young LLP).

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

3.  Adoption of the Eastern Company Directors Fee Program.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN


    The Board of Directors recommends a vote AGAINST proposal 4.

4. Stockholder proposal regarding a non-binding recommendation to sell the Company.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

 .Return Address
PO BOX 45000
NEW BRUNSWICK, NJ  08945-5000
 .Text


Dear Fellow Shareholder:

     The Annual Meeting, scheduled for March 26, 1997, is now only a few days away. This Meeting could be crucial to the future value of your investment. Since time is short and your vote is important, we have established a way to vote by a toll-free telephone call.
Please follow the simple instructions at the end of this letter.

 THE EASTERN TURNAROUND IS REAL.  PRESERVE YOUR RIGHT TO SHARE IN IT
                BY VOTING FOR MANAGEMENT'S NOMINEES.

     The turnaround at Eastern is continuing. In addition to the other positive news we have previously told you about, preliminary figures show that so far we are ahead of our 1997 targets. Also, we have recently secured over $2 million in brand new contracts and orders.

    DIRECTORS AND OFFICERS HAVE DEMONSTRATED THEIR CONFIDENCE IN
            EASTERN'S FUTURE BY INVESTING THEIR OWN MONEY

     Your board and the executive officers currently own more than 11% of Eastern's stock. IN FACT, they have purchased more than 44,000 shares just since the beginning of the year. Do not be misled by Dyson. These actions speak for themselves. Management's interests lie in a successful future for the Company and the maximization of value for ALL shareholders.

     DYSON AND HIS NOMINEES HAVE A VESTED INTEREST IN BUYING THE
               COMPANY AT THE CHEAPEST POSSIBLE PRICE

     Remember, Dyson and his affiliates have not withdrawn their hostile offer. Do not give them the chance to pursue their vested interest in buying Eastern at the cheapest possible price by electing them to your Board.

     FOR ALL THESE REASONS, VOTE FOR MANAGEMENT'S NOMINEES WITH A
SIMPLE, TOLL-FREE TELEPHONE CALL.

     EVEN IF YOU HAVE ALREADY VOTED FOR DYSON'S NOMINEES, THERE IS STILL TIME TO CHANGE YOUR MIND. JUST FOLLOW THE INSTRUCTIONS BELOW.

                              On behalf of the Board of Directors,

                              Stedman G. Sweet
                              President and Chief Executive Officer
                              THE EASTERN COMPANY


  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                 ARE AVAILABLE TO ASSIST YOU NOW!!!

                            INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4056, The Eastern Company.

3.  State your name, address and telephone number.

4. State your confidential account number and number of shares as shown below:

          Confidential Account Number:  AcctNum
          Number of shares:             NumShares

If you need assistance in voting, call our solicitor, Georgeson &
Company Inc. at 1-800-223-2064.


                         THE EASTERN COMPANY
               112 Bridge Street, Naugatuck, CT  06770

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints John W. Everets, Charles W. Henry and Leonard F. Leganza, or any one or more of them, true and lawful attorneys and agents, with power of substitution for the undersigned in his name, place and stead, to vote at the Annual Meeting of Stockholders of The Eastern Company on March 26, 1997 and any adjournments thereof, all shares of common stock of said Company which the undersigned would be entitled to vote, if then personally present, as specified below on proposals 1 through 4 and in their discretion on all other matters coming before the meeting.

This proxy will be voted as directed by the stockholder but if no choice is specified, it will be voted FOR proposals 1, 2 and 3 and AGAINST proposal 4.


 The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.  Election of directors for 3-year terms:

    Nominees:  O. Imset, S. Sweet, D. Tuttle III

    (  ) FOR ALL NOMINEES          (  ) WITHHELD FROM ALL NOMINEES

    INSTRUCTIONS: (To withhold authority to vote for any nominee(s), give that nominee(s) name to the operator.)

2.  Approval of the appointment of auditors (Ernst & Young LLP).

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

3.  Adoption of the Eastern Company Directors Fee Program.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN

    The Board of Directors recommends a vote AGAINST proposal 4.

4. Stockholder proposal regarding a non-binding recommendation to sell the Company.

    (  ) FOR                  (  ) AGAINST             (  ) ABSTAIN